Exhibit 10.54

THIRD AMENDMENT TO SENIOR SECURED LOAN AGREEMENT

THIS THIRD AMENDMENT TO SENIOR SECURED LOAN AGREEMENT (this “Amendment”) is made and entered into as of October 16, 2023 (the “Third Amendment Effective Date”) by and among, on the one hand, ATHENA BITCOIN GLOBAL, ATHENA BITCOIN, INC., ATHENA HOLDINGS EL SALVADOR SA DE CV (collectively, the “Borrower Parties”) and, on the other hand, KGPLA HOLDINGS LLC, its successors and/or assigns (the “Lender”, and together with the Borrower Parties, each a “Party” and, collectively, the “Parties”), amending that certain Senior Secured Loan Agreement dated May 15, 2023, as amended by that certain First Amendment dated June 6, 2023 and that certain Second Amendment dated July 27, 2023 (the “Loan Agreement”). Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Loan Agreement.

RECITALS

WHEREAS, the Parties entered into the Loan Agreement, which remains in full force and effect; and

WHEREAS, the Parties desire to amend the Loan Agreement in respect of certain post-Closing covenants of the Borrower, as set forth in this Amendment, pursuant to and as permitted under Section 8.02(b) of the Loan Agreement.

NOW THEREFORE, in consideration of the foregoing premises and the mutual covenants and conditions set forth below, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties, intending to be legally bound, agree as follows

1. Recitals. The preamble and recitals contained hereinabove are true and correct and are made a part hereof.

2. Amendments.

(a) Section 1.01 is hereby amended to include, in alphabetical order, the following additional defined terms:

“Taproot” means Taproot Acquisition Enterprises, LLC, a Delaware limited liability company.

“Taproot Equipment” means Bitcoin ATM Machines owned by Taproot and leased to the Borrower pursuant to that certain

“Taproot Equipment Sublease: means that certain Equipment Sublease Agreement dated April 13, 2023 by and between Taproot and the Borrower.

(b) Section 6.01 of the Loan Agreement is hereby amended by adding the following provision at the end thereof:

“Notwithstanding the foregoing, with the prior written consent of the Lender, which will not be unreasonably withheld, the Borrower may incur additional Debt in connection with the purchase from Taproot (or its affiliates) of Taproot Equipment subject to the Taproot Equipment Sublease, as financed by Taproot; provided, however, that: (i) the terms of such transaction shall permit a subordinated Lien on such purchased Taproot Equipment in favor of the Lender; (ii) Taproot shall not be entitled to or be granted any lien rights as to any cash in machine, cash in transit, cash in hand, deposited cash or any other cash assets connected with such Taproot Equipment, or any other assets including code associated with the operation of such machine; and (iii) Taproot must enter into an intercreditor agreement with the Lender in the form reasonably acceptable to the Lender, prior to the closing of such purchase transaction. For clarity, for such Debt to be allowed under this Section 6.01, and for any associated Lien in favor of Taproot in respect of the Taproot Equipment to be a Permitted Lien under Section 6.02, any such Lien must only be associated with the Bitcoin ATM Machines themselves and not any of their contents.”

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(c) Section 6.02 of the Loan Agreement is hereby amended by adding the following provision at the end thereof:

“Notwithstanding the foregoing, with the prior written consent of the Lender, which will not be unreasonably withheld, the Borrower may incur additional Liens in connection with the purchase from Taproot (or its affiliates) of Taproot Equipment subject to the Taproot Equipment Sublease, as financed by Taproot; provided, however, that: (i) the terms of such transaction shall permit a subordinated Lien on such purchased Taproot Equipment in favor of the Lender; (ii) Taproot shall not be entitled to or be granted any lien rights as to any cash in machine, cash in transit, cash in hand, deposited cash or any other cash assets connected with such Taproot Equipment, or any other assets including code associated with the operation of such machine; and (iii) Taproot must enter into an intercreditor agreement with the Lender in the form reasonably acceptable to the Lender, prior to the closing of such purchase transaction. For clarity, for such Lien in favor of Taproot in respect of the Taproot Equipment to be a Permitted Lien, any such Lien must only be associated with the Bitcoin ATM Machines themselves and not any of their contents.”

(d) Section 6.07 of the Loan Agreement is hereby amended by adding the following provision at the end thereof:

“Notwithstanding the foregoing, with the prior written consent of the Lender, which will not be unreasonably withheld, the Borrower may enter into an amendment of the Taproot Equipment Sublease, for the specific purposes of the Borrower’s purchase of Taproot Equipment subject to the Taproot Equipment Sublease, from Taproot and as financed by Taproot (or its affiliates).”

3. No Other Amendment. Except as modified by this Amendment, the Loan Agreement (as amended and in effect)) and all other Loan Documents will remain in full force and effect in all respects without any modification.

4. Governing Law. This Amendment is governed by and must be construed in accordance with the laws of the State of Florida, without giving effect to any conflicts of law principles.

5. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Counterparts may be delivered via facsimile, electronic mail or other transmission method, and may bear signatures affixed through .pdf or other software including without limitation any electronic signature platform complying with the U.S. federal ESIGN Act of 2000 (e.g., www.docusign.com); any counterpart so delivered shall be deemed to have been duly and validly executed and delivered and shall be valid and effective for all purposes.

[SIGNATURE PAGE FOLLOWS]

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[SIGNATURE PAGE TO THIRD AMENDMENT TO SENIOR SECURED LOAN AGREEMENT]

IN WITNESS WHEREOF, this Amendment is executed and delivered by the Parties as of the Third Amendment Effective Date.

LENDER:

KGPLA HOLDINGS LLC

By: /s/ Jason Lu
Name: Jason Lu
Title: Manager

BORROWER PARTIES:

ATHENA BITCOIN GLOBAL

By: /s/ Matias Goldenhorn
Name: Matias Goldenhorn
Title: CEO

ATHENA HOLDINGS EL SALVADOR SA DE CV

By: /s/ Carlos Miguel Rivas
Name: Carlos Miguel Rivas
Title Legal Representative

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